[Price Waterhouse letterhead]


                                                    EXHIBIT - 23


           Consent of Independent Accountants
           ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51454) of Mattel,
Inc. of our report dated June 22, 1994 appearing on page 1 of this Form 11-K.



/s/ Price Waterhouse
- - --------------------

June 26, 1994
Century City, California